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                                                                      EXHIBIT 24

                              POWER OF ATTORNEY

        The undersigned, being officers and trustees of Van Kampen Merritt Prime Rate Income Trust, a Massachusetts business trust (the "Trust"), do hereby, in the capacities shown below, individually appoint Dennis J. McDonnell and Ronald A. Nyberg, each of Oakbrook Terrace, Illinois, and each of them, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statements filed by the Trust with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments thereto, and covering the Trust's shares of beneficial interest.

        This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated:  October 11, 1995


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        Signature                               Title
        ---------                               -----


/s/ Don G. Powell
---------------------                           Chairman and Trustee
Don G. Powell

/s/ Dennis J. McDonnell
---------------------                           President and Trustee
Dennis J. McDonnell

/s/ Theodore A. Myers
---------------------                           Trustee
Theodore A. Myers

/s/ Rod Dammeyer
---------------------                           Trustee
Rod Dammeyer

/s/ David C. Arch
---------------------                           Trustee
David C. Arch


/s/ Howard J. Kerr
---------------------                           Trustee
Howard J Kerr

/s/ Hugo F. Sonnenschein
---------------------                           Trustee
Hugo F. Sonnenschein

/s/ Wayne W. Whalen
---------------------                           Trustee
Wayne W. Whalen

/s/ Edward C. Wood, III
---------------------                           Vice President and Treasurer
Edward C. Wood, III                             (Chief Financial Officer)

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